UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2002
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	1-8422 (Commission File Number)	95-4083087 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 5.   OTHER EVENTS

      Countrywide Credit Industries, Inc. ("CCI"), is hereby filing as Exhibit 99.1 hereto a copy of the Unaudited Statement of Financial Condition for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CCI in order to make the financial information contained herein available to the general public.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 99.1	Description Unaudited Statement of Financial Condition for the period ended June 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:   September 4, 2002

COUNTRYWIDE CREDIT INDUSTRIES, INC. /s/ Stanford L. Kurland By: Stanford L. Kurland Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Unaudited Statement of Financial Condition for the period ended June 30, 2002.

STATEMENT OF FINANCIAL CONDITION

COUNTRYWIDE SECURITIES CORPORATION
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

June 30, 2002
(Unaudited)

Countrywide Securities Corporation
A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

STATEMENT OF FINANCIAL CONDITION

June 30, 2002
(Unaudited)

(Dollars in thousands)

                                                      ASSETS

Cash                                                                                                $      16,820
Cash segregated under federal regulations                                                                  16,277
Receivables from brokers and dealers                                                                      202,383
Receivables from customers                                                                                125,107
Trading securities owned, at market value                                                               4,409,891
Trading securities owned, at market value, pledged as collateral                                        1,536,081
Securities purchased under agreements to resell                                                         7,399,383
Other assets                                                                                               53,401
                                                                                                 -------------------

               Total assets                                                                           $13,759,343
                                                                                                 ===================

                            LIABILITIES AND STOCKHOLDER'S EQUITY

Payables to brokers and dealers                                                                     $     212,899
Payables to customers                                                                                      89,266
Trading securities sold, not yet purchased, at market value                                               412,695
Securities sold under agreements to repurchase                                                         12,511,604
Accounts payable and accrued liabilities                                                                  113,420
Due to affiliates                                                                                          26,477
                                                                                                 -------------------

               Total liabilities                                                                       13,366,361
                                                                                                 -------------------
                                                                                                 -------------------

Commitments and contingencies                                                                                   -
Liabilities subordinated to claims of general creditors                                                   100,176
                                                                                                 -------------------
                                                                                                 -------------------

Stockholder's equity
    Capital stock - no par value; authorized, 100,000
        shares; issued and outstanding, 30 shares                                                             288
    Additional paid-in capital                                                                            127,400
    Retained earnings                                                                                     165,118
                                                                                                 -------------------

               Total stockholder's equity                                                                 292,806
                                                                                                 -------------------

               Total liabilities and stockholder's equity                                             $13,759,343
                                                                                                 ===================

The accompanying notes are an integral part of this statement.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION

June 30, 2002
(Unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES

Countrywide Securities Corporation (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Company trades mortgage-backed securities (“MBS”) and other fixed income securities with broker-dealers and institutional investors. In preparing this financial statement in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A summary of the significant organizational and accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Organization

The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the “Parent”), which in turn is a wholly owned subsidiary of Countrywide Credit Industries, Inc. (“CCI”).

Cash

Financing of the Company’s assets and operations is provided by cash flow from operations and collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. The unrestricted cash balance is $16,820,000.

Securities Transactions

Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions are reported on a settlement date basis.

Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition. Trading securities are carried at market value.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION – CONTINUED

June 30, 2002

NOTE A – SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES - Continued

Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase

Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate.

At June 30, 2002, the market value of the collateral received related to securities purchased under agreements to resell was $7,946,829,000 of which $4,131,639,000 was repledged as collateral.

Collateral

The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets or the Company can substitute collateral or otherwise redeem it on short notice. The Company generally does not report assets received as collateral in secured lending and other arrangements since the debtor typically has the right to redeem the collateral on short notice.

Derivatives and Hedging Activities

The Company utilizes various financial instruments, including derivative contracts, to manage interest rate and market risk. Derivatives used for these hedging purposes include interest rate swaps, swaptions, forwards, futures, and purchased options. The derivatives are recorded on the Statement of Financial Condition at fair value. The Company qualifies some of its hedging activities for hedge accounting under Financial Accounting Standards Board (“FASB”) Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, amended by Statement No. 137, Deferral of the Effective Date of FASB Statement No. 133 and Statement No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment to FASB Statement No. 133 (collectively “FAS 133”).

Income Taxes

CCI and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CCI is for each member of the consolidated group to recognize tax expense based on that member’s financial statement income at the rate of 37.5%. The income tax expense is paid monthly to CCI.

Stock-Based Compensation

CCI grants stock options for a fixed number of shares to employees of the Company with an exercise price equal to the fair value of the shares at the date of grant. The Company recognizes compensation cost related to its stock option plans only to the extent that the fair value of the shares at the grant date exceeds the exercise price.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION – CONTINUED

June 30, 2002

NOTE B – CASH SEGREGATED UNDER FEDERAL REGULATIONS

Cash of $16,277,000 at June 30, 2002 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C – RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

The components of receivables from and payables to brokers and dealers consisted of the following at June 30, 2002:

                                                                                                      (Dollars in
                                                                                                      thousands)
                                                                                                   ------------------
                                                                                                   ------------------

          Receivables from clearing organizations                                                        $144,225
          Securities failed to deliver                                                                     47,654
          Other receivables                                                                                10,504
                                                                                                   ------------------

                     Total receivables from brokers and dealers                                          $202,383
                                                                                                   ==================

          Unsettled proprietary trades, net                                                              $154,306
          Securities failed to receive                                                                     56,558
          Payables to clearing organizations                                                                  575
          Other payables                                                                                    1,460
                                                                                                   ------------------

                     Total payables to brokers and dealers                                               $212,899
                                                                                                   ==================
Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by settlement date.

NOTE D – RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

Receivables from and payables to customers represent amounts due on securities transactions reflected on a settlement date basis. Securities owned by the customers are held as collateral to secure the receivable from customers. Such collateral is not reflected in the financial statements.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION – CONTINUED

June 30, 2002

NOTE E – TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

Trading securities owned and sold, not yet purchased, at market value, including amounts pledged as collateral, consisted of the following at June 30, 2002:

                                                                                                Sold, not yet
                                                                               Owned              purchased
                                                                          -----------------    -----------------
                                                                                 (Dollars in thousands)

           Mortgage pass-through certificates                                 $4,661,274             $63,120
           Agency debt securities                                                342,192             199,415
           Collateralized mortgage obligations                                   815,139                   -
           U.S. Treasury securities                                                  979             150,160
           Negotiable certificates of deposit                                      1,593
           Options                                                                 1,342                   -
           Other securities                                                      123,453                   -
                                                                          -----------------    -----------------

                                                                              $5,945,972            $412,695
                                                                          =================    =================
Collateral pledged to brokers as clearing deposits included in trading securities owned had a market value of $131,144,000 at June 30, 2002.

NOTE F – TRANSACTIONS WITH AFFILIATES

The Company paid its affiliates for data processing, marketing, management and accounting for the six-month period ended June 30, 2002 and, under an arranger fee agreement, compensated an affiliate. The company received reimbursement from an affiliate for personnel expenses and management fees paid on behalf of the affiliate. In addition, the Company paid its affiliates for rent charged or paid on its behalf for the six-month period ended June 30, 2002. The Company reimbursed its affiliates for all other direct expenses paid on its behalf.

Intercompany interest income and expense on the intercompany receivable or payable was based upon a weighted average interest rate of 2.11% for the six-month period. All such payments and reimbursements are charged or credited through the intercompany account.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION - CONTINUED

June 30, 2002

NOTE F – TRANSACTIONS WITH AFFILIATES - Continued

Outstanding at June 30, 2002 with an affiliate were securities sold under agreements to repurchase in the amount of $530,087,000. At June 30, 2002, the Company has an agreement to purchase options on interest rate swaps (“swaptions”) with an affiliate having a notional amount of $20,000,000 and a fair market value at June 30, 2002 of $1,342,000.

During the six-month period, the Company entered into interest rate swaps transactions with an affiliate. As of June 30, 2002, these swap transactions have a notional amount of $128,500,000 and a fair market value of $(470,000). In addition, during the six-month period ended June 30, 2002, the Company purchased and sold $105,471,500,000 of securities with an affiliate at prevailing market prices.

Refer to Note J for subordinated borrowings from an affiliate at June 30, 2002.

NOTE G – NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At June 30, 2002, the Company’s net capital was $100,496,000 and net capital in excess of the minimum required was $70,126,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debit balances arising from customer transactions, as defined.

NOTE H – EMPLOYEE BENEFIT PLANS

Eligible full-time employees of the Company are covered under CCI’s defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company’s employees’ participation in these plans.

Eligible full-time employees of the Company are also covered under CCI’s defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company’s salary expense to the total salary expense of CCI and its subsidiaries and based on the Company’s employees’ participation in these plans. Because the Company participates in these plans with other subsidiaries of CCI, an analysis setting forth the funded status at June 30, 2002, cannot be separately determined for the Company.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION - CONTINUED

June 30, 2002

NOTE I – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at June 30, 2002 have no material effect on the financial statements as of that date.

The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE J – LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

All borrowings under revolving subordination agreements are with an affiliate. At June 30, 2002, the balances are:

                                                                                                      (Dollars in
                                                                                                      thousands)
                                                                                                   ------------------
                                                                                                   ------------------

       Subordinated note, 2.04% due May 31, 2003                                                       $  100,176
                                                                                                   ------------------

       Total liabilities subordinated to claims of general creditors                                   $  100,176
                                                                                                   ==================
The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company’s net capital (SEC Rule 15c3-1) and may be repaid only if, after giving effect to such repayment, the Company meets specified requirements of the SEC.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION - CONTINUED

June 30, 2002

NOTE K – FINANCIAL INSTRUMENTS

Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities (“TBAs”), interest rate swaps, options, and swaptions, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

The Company generally does not apply hedge accounting as defined in FAS 133 as all financial instruments are marked to market with changes in fair values reflected in earnings. However, in the normal course of business, the Company does commit to purchase assets related to its securities underwriting activities. These firm commitments are hedged with derivative instruments, which may include interest rate swaps, swaptions, forwards, futures, and purchased options. This hedge is designated as a fair value hedge under FAS 133.

The fair value of swaptions are recorded in trading securities owned or trading securities sold, not yet purchased. Open equity in futures transactions and fair values of TBAs, options contracts and interest rate swaps are recorded as receivables from and payables to broker-dealers and clearing organizations, as applicable.

The following summarizes the notional amounts of these derivative contracts, and fair values (carrying amounts) of the related assets and liabilities at June 30, 2002, as well as the average fair values of the related assets and liabilities for the six-month period ended June 30, 2002.

                                                               Fair Value                   Average
                                             Notional          06/30/02                     Fair Values
    (Dollars in Thousands)                   Amount
    ----------------------                   --------
     Sale of TBAs                           $10,186,016        $(47,059)                      $(34,492)

     Purchase of TBAs                      $  4,322,349       $   3,217                      $   4,092

     Swaptions                           $       20,000       $   1,342                      $   1,184

     Futures Contracts                     $  9,550,500        $(11,012)                      $(4,302)

     Interest Rate Swaps                  $     128,500       $    (470)                     $     210

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION - CONTINUED

June 30, 2002

NOTE L – FAIR VALUE OF FINANCIAL INSTRUMENTS

The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments, except repurchase and reverse repurchase agreements and subordinated borrowings. The estimated fair values of these financial instruments at June 30, 2002, are as follows:

           (Dollars in Thousands)                           Carrying Amount              Fair Value

           Repurchase agreements                              $ (12,511,604)           $ (12,511,604)

           Reverse repurchase agreements                     $    7,399,383           $    7,390,813

           Subordinated borrowings                           $     (100,176)          $     (100,176)

The carrying amounts of repurchase and reverse repurchase agreements approximate fair value. Factors taken into consideration include length to maturity, interest rate and type of collateral. The fair value estimates of the Company's subordinated borrowings are based on current rates offered to the Company for debt with substantially the same characteristics and maturities.

NOTE M – FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities, and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

Futures, TBAs and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on a fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, swaptions, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

Countrywide Securities Corporation
(A wholly owned subsidiary of
Countrywide Capital Markets, Inc.)

NOTES TO STATEMENT OF FINANCIAL CONDITION - CONTINUED

June 30, 2002

NOTE M – FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK - Continued

In addition, the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at June 30, 2002, at the market values of the related securities and will incur a loss if the market value of the securities increases subsequent to June 30, 2002.

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

NOTE N – CREDIT RISK

The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits and monitoring procedures. It is the Company's policy to review, as necessary, the credit standing of each counterparty. The total amount of counterparty credit exposure as of June 30, 2002 was $97,475,000.